UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

John Hancock Variable Insurance Trust
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210

October 1, 2012

Dear Variable Annuity and Variable Life Contract Owners:

I am writing to ask for your assistance regarding the election of a Board of Trustees of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) at a Special Meeting of Shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on November 7, 2012 at 2:00 p.m., Eastern Time (the “Meeting”). This is an important matter and I’m requesting that you vote on this proposal as outlined below. We encourage you to read the attached materials in their entirety and if you have any questions, please do not hesitate to contact us at the respective numbers outlined at the bottom of this letter.

Shareholders of all of the separate investment portfolios of JHVIT (the “Funds”) are being asked to approve the election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT (the “Board”) — the current Trustees of the Trust are proposing to combine the current Board of the Trust with members of the Board overseeing other John Hancock funds in order to achieve efficiencies in Board oversight of the funds’ operations.

A consolidation of the oversight of the John Hancock funds under one Board is expected to achieve (1) efficiencies in oversight of the Funds by reducing the number of board meetings held each year and eliminating the need for separate boards to consider and review similar matters and (2) efficiencies, consistencies, and potential cost savings in the operations of the Funds due to a single board approaching all funds from a unified perspective. A single Board with members from both existing Boards will also preserve the continuity of current Board leadership and institutional history and benefit from additional members’ expertise, experiences and insight.

* * *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of the Funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of JHVIT attributable to your contract as of September 9, 2012, the record date for the Meeting. JHLICO (U.S.A.) and JHLICO New York will vote all shares of JHVIT issued to such companies in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for JHVIT, and a Voting Instructions Form for each Fund in which your contract values were invested as of the record date. The number of shares that represents your voting interest appears in each Voting Instructions Form. The Proxy Statement provides background information and describes in detail each of the matters to be voted on at the Meeting.

The Board has unanimously approved the proposal and recommends that you give voting instructions “FOR” its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form(s) in the attached postage-paid envelope, allowing sufficient time for their receipt by November 6, 2012. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Meeting, please call one of the following numbers:

— For JHLICO (U.S.A.) variable annuity contracts:	(800) 344-1029

— For JHLICO (U.S.A.) variable life contracts:	(800) 827-4546

— For JHLICO New York variable annuity contracts:	(800) 551-2078

— For JHLICO New York variable life contracts:	(888) 267-7784

Sincerely,

Hugh McHaffie
President John Hancock Variable Insurance Trust

2

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of John Hancock Variable Insurance Trust:

Notice is hereby given that a Special Meeting of Shareholders of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on November 7, 2012 at 2:00 p.m., Eastern Time (the “Meeting”). A Proxy Statement providing information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal 1	Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT. (All Funds of JHVIT will vote on Proposal 1).

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on September 9, 2012 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 7, 2012

The proxy statement is available at:

http://www.johnhancock.com/proxystatement/Re_JHVIT_Proxystatement_October2012.pdf

Sincerely,

Thomas M. Kinzler
Secretary John Hancock Variable Insurance Trust October 1, 2012 Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 7, 2012

October 1, 2012

500 Index Trust
500 Index Trust B
Active Bond Trust
All Cap Core Trust
All Cap Value Trust
Alpha Opportunities Trust
American Asset Allocation Trust
American Blue Chip Income and Growth Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Bond PS Series
Bond Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Plus Trust
Core Bond Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust
Currency Strategies Trust
Disciplined Diversification Trust
Emerging Markets Value Trust
Equity-Income Trust
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental All Cap Core Trust
Fundamental Holdings Trust
Fundamental Large Cap Value Trust
Fundamental Value Trust

Global Bond Trust
Global Diversification Trust
Global Trust
Growth Equity Trust
Health Sciences Trust
Heritage Trust
High Yield Trust
Income Trust
International Core Trust
International Equity Index Trust A
International Equity Index Trust B
International Index Trust
International Growth Stock Trust
International Opportunities Trust
International Small Company Trust
International Value Trust
Investment Quality Bond Trust
Lifecycle 2010 Trust
Lifecycle 2015 Trust
Lifecycle 2020 Trust
Lifecycle 2025 Trust
Lifecycle 2030 Trust
Lifecycle 2035 Trust
Lifecycle 2040 Trust
Lifecycle 2045 Trust
Lifecycle 2050 Trust
Lifestyle Aggressive Trust
Lifestyle Balanced PS Series
Lifestyle Balanced Trust
Lifestyle Conservative PS Series
Lifestyle Conservative Trust
Lifestyle Growth PS Series
Lifestyle Growth Trust
Lifestyle Moderate PS Series
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Cap Value Equity Trust
Mid Value Trust
Money Market Trust
Money Market Trust B
Mutual Shares Trust
Natural Resources Trust

2

New Income Trust
Real Estate Securities Trust
Real Return Bond Trust
Science & Technology Trust
Short Term Government Income Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Growth Trust
Small Company Value Trust
Smaller Company Growth Trust
Strategic Allocation Trust
Strategic Equity Allocation Trust
Strategic Income Opportunities Trust
Total Bond Market Trust A
Total Bond Market Trust B
Total Return Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
U.S. Equity Trust
Utilities Trust
Value Trust

3

(Including Summary of Proposal)

i

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 7, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) of proxies to be used at a special meeting of shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on November 7, 2012 at 2:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated September 9, 2012 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held. This Proxy Statement is first being sent to shareholders on or about October 1, 2012.

JHVIT.    JHVIT is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of JHVIT being offered as of the Record Date were divided into 101 series corresponding to the 101 portfolios offered by JHVIT (each a “Fund,” collectively the “Funds”).

Investment Management.    John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser for JHVIT and each of the Funds that has an investment adviser. Pursuant to an investment advisory agreement with the Trust dated May 1, 1999, as amended (the “Advisory Agreement”), JHIMS is responsible for, among other things, administering the business and affairs of JHVIT and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with JHIMS. JHIMS also provides administrative services to the American Feeder Funds (defined below), which are JHVIT Funds that do not have an investment adviser, but invest all of their assets in a corresponding master funds advised by Capital Research and Management Company. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

The Distributor.    John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

* * *

As used in this Proxy Statement, the term “American Feeder Funds” refers collectively to American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Bond Trust, American Asset Allocation Trust and American New World Trust, and the term “Lifestyle Trusts” refers collectively to the Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust and Lifestyle Conservative Trust.

SUMMARY OF PROPOSAL

Proposal Number	Proposal	Fund or Class of Shareholders Solicited
1	Election of thirteen (13) Trustees as members of the Board of Trustees of JHVIT	All Funds of JHVIT will vote on Proposal 1

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable life and variable annuity contracts (“variable contracts”) issued by such companies, to certain entities affiliated with the insurance companies and to the Funds of JHVIT, specifically those that operate as funds of funds such as the Lifestyle Trusts, Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Strategy Trust, Franklin Templeton Founding Allocation Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Fundamental Holdings Trust and Global Diversification Trust (sometimes collectively referred to as the “Funds of Funds”).

As of the Record Date, shares of JHVIT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”), John Hancock Life Insurance Company of New York (“JHLICO New York”) and John Hancock Life & Health Insurance Company (“JHLH”) (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a Fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an underlying Fund. As currently operated, the Fund of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of shares of the underlying funds resides not with the Fund of Funds or with JHVIT but rather with the subadviser to the Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

The ultimate parent of both JHLICO (U.S.A.), JHLICO New York and JHLH is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 38500 Woodward Avenue, Bloomfield, Michigan 48304. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLH is a stock life insurance company organized under the laws of Massachusetts and having its principal address at 197 Clarendon Street, Boston, Massachusetts 02117.

The number of votes eligible to be cast at the Meeting with respect to each Fund, the percentage ownership of the outstanding shares of each Fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

JHVIT will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2011 and semi-annual report for the six-month period ended June 30, 2012 to any shareholder or contract owner upon request. To obtain a report, please call one of the following numbers:

— For JHLICO (U.S.A.) variable annuity contracts:	(800) 344-1029

— For JHLICO (U.S.A.) variable life contracts:	(800) 827-4546

— For JHLICO New York variable annuity contracts:	(800) 551-2078

— For JHLICO New York variable life contracts:	(888) 267-7784

Voting Procedures

Valid photo identification may be required to attend the Meeting in person. To obtain directions on how to be able to attend the Meeting and vote in person, please call one of the toll-free number listed above. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal.

Revocation of Proxies.    Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of JHVIT, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum.    Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shares of all Funds will vote in the aggregate and not separately by Fund or class of shares with respect to the proposal. Shareholders are entitled to one vote for each Series I, Series II, Series III and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions.    Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials.    The costs of the preparation of these proxy materials and their distribution will be borne by the Adviser. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Adviser or its agents or affiliates, personally, by telephone or by e-mail. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in their separate accounts which are registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act (“Registered Accounts”) and that hold shares of the Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHVIT will vote shares of an underlying Fund held by the Funds of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that underlying Fund. In the event, however, that shares of an underlying Fund are held only by one or more of the Funds of Funds, the Fund of Funds, will vote the shares of that underlying Fund in accordance with its proxy voting procedures. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

Proposal 1

ELECTION OF THIRTEEN (13) TRUSTEES AS

MEMBERS OF THE BOARD OF TRUSTEES OF JHVIT

(All Shareholders of JHVIT)

Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of the Board of Trustees. Because JHVIT does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

The funds in the John Hancock Fund Complex (as defined below) currently are overseen by two separate groups of trustees comprised of different individuals. One of these groups consists of the Trustees who comprise the boards that oversee the Trust and John Hancock Funds II and the other group consists of trustees who comprise the boards that oversee all other John Hancock funds. Each board, including the Board of the Trust, separately has determined that it is in the best interests of each of the respective John Hancock funds that such board oversees to consolidate oversight of the funds by aligning the membership of the Board with the membership of the other boards so that all funds in the John Hancock Fund Complex are overseen by the same group of trustees. In order to accomplish this, the current Trustees have nominated and proposed for election a slate of candidates that includes trustees from each separate group of trustees and representatives from senior management of Manulife Financial. Seven of these candidates currently serve as Trustees of the Trust and six candidates do not currently hold such office. The group of current Trustees re-nominated for election consists of Charles L. Bardelis, James R. Boyle, Peter S. Burgess, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan and James M. Oates. The group of trustees newly nominated for election that do not currently serve as Trustees of the Trust, but do currently serve as trustees of other funds in the John Hancock Fund Complex, consists of William H. Cunningham, Deborah C. Jackson, Steven R. Pruchansky and Gregory A. Russo. The final two Nominees, Warren A. Thomson and Craig Bromley, currently do not serve as trustees of any of the funds in the John Hancock Fund Complex. As discussed in detail below, Mr. Thomson is a senior executive of Manulife Financial, the parent company of the Funds’ Adviser, and Mr. Bromley heads Manulife Financial’s United States operations and is President of John Hancock Financial Services. If elected, Messrs. Thomson and Bromley, along with Mr. Boyle, will serve as “interested” Trustees on the newly constituted boards.

In evaluating the consolidation of the oversight of the John Hancock funds under a single group of trustees, both groups of trustees considered that the separate boards often review the same or substantially similar policy matters, contractual arrangements and other matters for their respective funds. Each of the

John Hancock funds’ boards, including the Board of the Trust, concluded that alignment of the boards is expected to result in: (1) efficiencies, consistencies and potential cost savings due to a single group of trustees overseeing all funds in the complex, including potential economies of scale from the spreading out of certain fixed costs over a larger pool of assets, and by eliminating the need for two separate groups of trustees to prepare for and hold separate regular board meetings each quarter to consider and review similar board agenda items; (2) uniformity in policies and procedures across the John Hancock Fund Complex concerning substantially similar matters; (3) alignment of board resources in areas such as compliance, regulatory and risk management oversight; and (4) enhanced oversight of portfolio operations throughout the John Hancock Fund Complex, including fund performance monitoring and fund contract and fee reviews. The boards of the John Hancock funds, including the Board of the Trust, concluded that a single group of trustees serving on all boards in the John Hancock Fund Complex and consisting of members of both existing groups of trustees as well as representatives from Manulife Financial’s senior management would preserve the continuity of current board leadership and institutional history, while allowing the Trust and the Board to benefit from additional members’ expertise, experiences and insight.

At a meeting held on July 31, 2012, the Nominating Committee of the Board considered the proposed slate of Trustee candidates and determined to recommend to the full Board the election or re-election of the Nominees, as applicable, to the Board of the Trust. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election or re-election, as applicable, of the Nominees to the Board.

If elected, any newly elected Trustees will join the Trust’s Board on or about December 1, 2012. To further align the boards that oversee the operations of the John Hancock Fund Complex, the other John Hancock fund boards also have nominated for election each of the Nominees below as members of each respective board effective on or about December 1, 2012.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this proxy statement and to serve if elected. JHVIT knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of JHVIT, including of all the Funds, are managed under the direction of the Board. The following table presents certain information regarding the current Trustees of JHVIT and of the other Nominees that do not currently serve as trustees of JHVIT, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for the Nominees who are “interested persons” (as defined in the 1940 Act) of the Trust (the “Interested Trustees”) and the Nominees who are not interested persons of the Trust (the “Independent Trustees”). As stated above, JHVIT currently has 101 separate Funds, and each Trustee oversees all Funds. As of December 31, 2011, the John Hancock Fund Complex consisted of JHVIT, John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and the John Hancock Funds (which included both open end and closed end funds) that have a combined total of 244 funds (including separate series of series mutual funds). Each Trustee’s business address is 601 Congress Street, Boston, Massachusetts 02210.

Independent Trustees/Nominees

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
Charles L. Bardelis (1941)	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee, JHF II (since 2005) and former Trustee of JHF III (2005 to 2006).	244 (2)

Peter S. Burgess (1942)	Trustee (since 2005)

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010) and Director, PMA Capital Corporation (2004-2010).

Trustee, JHF II (since 2005) and former Trustee of JHF III (2005-2006).

244 (2)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
William H. Cunningham (1944)	Nominee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, JHF III (since 2006), Trustee, John Hancock Funds (1) (since 1986) and former Trustee of JHF II (2005-2006).

244 (3)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
Grace K. Fey (1946)	Trustee (since 2008)

Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, JHF II (since 2008).

244 (2)

Theron S. Hoffman (1947)	Trustee (since 2008)

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm)(2006-2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000).

Trustee, JHF II (since 2008).

244 (2)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
Deborah C. Jackson (1952)	Nominee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, JHF III (since 2008) and Trustee, John Hancock Funds (since 2008).

244 (3)

Hassell H. McClellan (1945)	Trustee (since 2005)

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly the Phoenix Edge Series Funds) (since 2008) and Director, The Barnes Group (since 2010).

Trustee, JHF II (since 2005) and former Trustee of JHF III (2005-2006).

244 (2)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
James M. Oates (1946)	Trustee (since 2004) Chairman of the Board (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998) and Director, Virtus Funds (formerly the Phoenix Mutual Funds) (since 1988).

Chairman of the Board, JHF II (since 2005) and former Trustee of JHF III (2005-2006).

244 (2)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
Steven R. Pruchansky (1944)	Nominee

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee, JHF III (since 2006) and Trustee, John Hancock Funds (since 1992); Chairman of the Board, JHF III and the John Hancock Funds (since 2011).

244 (3)

Name (Birth Year)	Position(s) with JHVIT	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee
Gregory A. Russo (1949)	Nominee

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee, NCH Healthcare System, Inc. (holding company for multi-entity healthcare system) (since 2011); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).

Trustee, JHF III (since 2008) and Trustee, John Hancock Funds (since 2008).

244 (3)

Interested Trustee/Nominees

Name (Birth Year)	Position with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee or Nominee
James R. Boyle (4) (1959)	Trustee (since 2005)

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, JHF II (since 2005) and John Hancock Funds (2005-2010).

244 (2)

Craig Bromley (4) (1966)	Nominee	President, John Hancock Financial Services, Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005-2012, including prior positions).	244 (5)

Name (Birth Year)	Position with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee or Nominee
Warren A. Thomson (4) (1955)	Nominee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada, Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	244 (5)

(1)	“John Hancock Funds” is comprised of 13 investment companies as well as 10 closed-end funds.
(2)	Includes all funds within the John Hancock Funds complex that would be overseen by the Trustees following the consolidation of the two distinct boards. Each current Trustee currently oversees 198 series of JHF II and JHVIT.
(3)	Includes all funds within the John Hancock Funds complex that would be overseen by the Nominee if elected. The Nominee currently oversees 46 series of John Hancock Funds.
(4)	The Trustee or Nominee is an “interested person,” as defined in the 1940 Act, due to his position with Manulife Financial Corporation (“MFC”) (or its affiliates), the ultimate controlling parent of the Adviser.
(5)	Includes all funds within the John Hancock Funds complex that would be overseen by the Nominee if elected.

Correspondence intended for any of the Trustees or Nominees may be sent to the attention of the individual Trustees or Nominee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustees or Nominees will be logged and sent to the Board or individual Trustees or Nominee.

Additional Information about the Nominees

In addition to the description of each Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Nominees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. Each current Trustee has experience as a Trustee of the Trust, and all of the Nominees (other than Messrs. Bromley and Thomson) have experience as trustees of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

Duties of Trustees; Board Meetings and Board Committees

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee and Trustee Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year and each Trustee attended 100% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The Funds hold joint meetings of the Trustees and all committees.

The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson, as senior executives of MFC, the parent company of JHIMS and the Distributor, and of other affiliates of JHIMS and the Distributor, provide the Board with the perspective of JHIMS and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board has established an Audit Committee, a Compliance Committee, three Investment Committees and a Nominating Committee.

If the nominees are elected to a Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the relevant Fund. The composition of each committee will also be considered.

Board Committees

The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis and Burgess). Mr. Burgess serves as Chairman of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year but did meet on July 31, 2012 as described above. The Nominating Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in order to be considered by the Nominating Committee.

The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. The Compliance Committee is composed of the following Trustees: Messrs. McClellan,

Oates, and Hoffman, and Ms. Fey). Mr. McClellan serves as Chairman of this Committee. The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. The Investment Committees are composed of the following Trustees: Investment Committee A: Messrs. Oates and Hoffman; Investment Committee B: Messrs. Bardelis and Boyle; Investment Committee C: Messrs. McClellan and Burgess, and Ms. Fey. Messrs. Hoffman, Bardelis and Ms. Fey serve as Chairpersons of Investment Committee A, B and C, respectively. Each Investment Committee met five times during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

The Nominating Committee has adopted a Charter and Procedures for the Selection of Independent Trustees, copies of which are attached as Appendix B to this Proxy Statement While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” included as Attachment A to Appendix B. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as Trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of JHVIT.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors: (i) whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business, academic or other experience and education (including financial or accounting knowledge) and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; (v) the person’s experience on corporate or other institutional bodies having oversight responsibilities; and (vi) desirable personality traits, including independence, leadership and ability to work with others. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race. It is the intent of the Nominating Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the SEC.

In the event that a vacancy arises or a change in Board membership is determined to be advisable, the process of identifying nominees will involve the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to assist in identifying or evaluating potential candidates or nominees.

The Nominating Committee will consider nominees recommended by shareholders or contract owners investing in JHVIT through insurance company separate accounts in the manner described in Appendix B to this Proxy Statement. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by JHIMS, the funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. JHIMS has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisers, subject to oversight of JHIMS, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. JHIMS and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

JHIMS identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established three Investment Committees. Each Investment Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisers. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of JHIMS and the subadvisers. JHIMS monitors these policies and subadviser activities and may recommend changes in connection with the Funds to each Investment Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadviser requests or other circumstances. On at least a quarterly basis, each Investment Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from JHIMS regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadviser compliance matters. In addition, each Investment Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisers to receive reports regarding management of the Funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, JHIMS, the subadvisers, and certain of the Funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of JHIMS communicate with the Chairman of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, JHIMS, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by JHIMS, the subadvisers and the distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

JHIMS also has its own, independent interest in risk management. In this regard, JHIMS has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of JHIMS’s functional departments. This Committee reports periodically to the Board on risk management matters. JHIMS’s risk management program is part of the overall risk management program of John Hancock, JHIMS’s parent company. John Hancock’s Chief Risk Officer supports JHIM’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees only to its Independent Trustees. JHVIT pays the following fees to its Independent Trustees. Each Independent Trustee receives an annual retainer of $130,000 and a fee of $14,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional $65,000 annual retainer. The Chairman of the Audit Committee receives an additional $20,000 annual retainer. The Chairman of the Compliance Committee receives an additional $20,000 annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

The following table shows the compensation paid to each current Trustee and each other Nominee for his or her service as a trustee during JHVIT’s fiscal year ended December 31, 2011.

Independent Trustees/Nominees	Aggregate Compensation from JHVIT — Fiscal Year Ended December 31, 2011 (1)	Total Compensation from John Hancock Fund Complex — Fiscal Year Ended December 31, 2011 (2)
Charles L. Bardelis	$200,000	$270,000
Peter S. Burgess	$220,000	$300,000
William H. Cunningham	$0	$218,123
Grace K. Fey	$200,000	$270,000
Theron S. Hoffman	$200,000	$270,000
Deborah C. Jackson	$0	$192,000
Hassell H. McClellan	$220,000	$300,000
James M. Oates	$265,000	$370,000
Steven R. Purchansky	$0	$287,272
Gregory A. Russo	$0	$217,000

Interested Trustees/Nominees
James R. Boyle	$0	$0
Craig Bromley	$0	$0
Warren A. Thomson	$0	$0

(1)	Compensation received for services as a Trustee. JHVIT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers. Messrs. Cunningham and Pruchansky participate in the John Hancock Deferred Compensation Plan for Independent Trustees of the John Hancock Funds (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $244,010 and Mr. Pruchansky was $378,700 under the Plan.

(2)	As noted above, Messrs. Boyle, Bardelis, Burgess, Hoffman, McClellan and Oates and Ms. Fey also are Trustees of JHF II, which is within the same family of investment companies as JHVIT. In addition Ms. Jackson and Messrs. Cunningham, Purchansky and Russo are Trustees of JHF III and the John Hancock Funds (including the closed end funds) which is within the same family of investment companies as JHVIT.

Nominee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the

John Hancock Fund Complex owned beneficially by the Nominees as of December 31, 2011. The table lists only those Funds in which one or more of the Nominees owned shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Nominees may not own shares of the Funds directly; they may own shares beneficially through variable insurance contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A — $0

B — $1 up to and including $10,000

C — $10,001 up to and including $50,000

D — $50,001 up to and including $100,000

E — $100,001 or more

Nominee	American Blue Chip Income & Growth	American Growth	American Growth- Income	Bond	Cap Appre- ciation Value	Financial Services	Global	Global Diversi- fication	Global Small Cap
Charles L. Bardelis	A	A	A	A	A	A	A	A	A
James R. Boyle	A	A	A	A	A	A	A	A	A
Craig Bromley	A	A	A	A	A	A	A	A	A
Peter S. Burgess	A	A	A	A	A	A	A	A	A
William H. Cunningham	A	A	A	A	A	A	A	A	A
Grace K. Fey	A	A	A	A	A	A	A	A	A
Theron S. Hoffman	C	C	C	C	A	A	C	A	C
Deborah C. Jackson	A	A	A	A	A	A	A	A	A
Hassell H. McClellan	A	A	A	A	A	C	A	A	A
James M. Oates	A	A	A	A	E	A	A	E	A
Steven R. Pruchansky	A	A	A	A	A	A	A	A	A
Gregory A. Russo	A	A	A	A	A	A	A	A	A
Warren Thomson	A	A	A	A	A	A	A	A	A

Nominee	Lifestyle Aggre- ssive	Lifestyle Balanced	Lifestyle Growth	Mid Cap Stock	Money Market	Mutual Shares	Natural Resources	Small Company Value	Total- John Hancock Fund Complex
Charles L. Bardelis	A	A	A	A	E	A	A	A	E
James R. Boyle	C	A	E	A	A	A	A	A	E
Craig Bromley	A	A	A	A	A	A	A	A	A
Peter S. Burgess	E	D	A	A	A	A	A	A	E
William H. Cunningham	A	A	A	A	A	A	A	A	E
Grace K. Fey	A	D	A	A	A	A	A	A	E
Theron S. Hoffman	A	A	A	C	A	C	A	A	E
Deborah C. Jackson	A	A	A	A	A	A	A	A	E
Hassell H. McClellan	C	A	A	A	A	A	C	C	E
James M. Oates	A	A	E	A	A	A	A	A	E
Steven R. Pruchansky	A	A	A	A	A	A	A	A	E
Gregory A. Russo	A	A	A	A	A	A	A	A	E
Warren Thomson	A	A	E	A	A	A	A	A	E

None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Trust as a group did not beneficially own in excess of 1% of the outstanding shares of any Fund.

Officers of the Trust

The following table presents information regarding the current officers of JHVIT, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name (Year of Birth)	Position with JHVIT	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010) Trustee, (since 2010) and President (since 2012), John Hancock Funds and JHF III; President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott (1971)	Executive Vice President (since 2007, including prior positions)	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock Funds, JHF II and JHF III (since 2007, including prior positions).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006).

Name (Year of Birth)	Position with JHVIT	Principal Occupations During Past 5 Years
Francis V. Knox, Jr. (1947)	Chief Compliance Officer (“CCO”) (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005-2008).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock Funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurers, JHF II (since 2012); Treasurer, John Hancock Funds (since 2010); Assistant Treasurer, JHF II and JHVIT (2010-2012) and (2007-2009); Assistant Treasurer, John Hancock Funds (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005-2007); Vice President, Fidelity Management Research Company (2005-2007).

Legal Proceedings

There are no material pending legal proceedings to which any Trustee, Nominee or affiliated person of such Trustee or Nominee is a party adverse to the Funds or any of its affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee, Nominee or executive officer of the Trust within the past ten years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of JHVIT present in person or represented by proxy at the Meeting.

The Board, including all the Independent Trustees, recommends that shareholders of JHVIT vote “FOR” all of the Nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for JHVIT for the fiscal year ending December 31, 2012. PWC currently serves as the independent registered public accounting firm for JHVIT. The independent registered public accounting firm examines annual financial statements for JHVIT, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHVIT. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees.    These fees relate to professional services rendered by PwC for the audits of JHVIT’s annual financial statements or services normally provided by the accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of JHVIT, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC. During the last two fiscal years, PwC has billed the following amounts for such professional services:

December 31, 2011 — $2,548,936

December 31, 2010 — $2,245,269

Audit-Related Fees.    These fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts. During the last two fiscal years, PwC has billed the following amounts for such professional services:

December 31, 2011 — $111,473

December 31, 2010 — $81,185

Tax Fees.    These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of JHVIT’s tax returns and tax distribution requirements. During the last two fiscal years, PwC has billed the following amounts for such professional services:

December 31, 2011 — $368,511

December 31, 2010 — $341,034

All Other Fees.    These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above. During the last two fiscal years. PWC has billed the following amounts for such professional services:

December 31, 2011 — $20,399

December 31, 2010 — $35,545

The SEC’s auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHVIT’s independent registered public accountants directly to JHVIT; and (b) those permissible non-audit services provided by JHVIT’s independent registered public accounting firm to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to JHVIT (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of JHVIT. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by the Trust’s independent registered public accounting firm (“Auditor”). The procedures are designed to assure that these services do not impair the Auditor’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of JHVIT, as further assurance that such services do not impair the Auditor’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by the Auditor, would result in the Auditor losing its independence.

During the last two fiscal years, PwC did not bill any fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence. The aggregate non-audit fees billed by PwC for services rendered to JHVIT and Affiliated Service Providers for each of the last two fiscal years were:

December 31, 2011 — $2,909,157

December 31, 2010 — $3,064,149

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

October 1, 2012

Boston, Massachusetts

It is important that voting instruction forms be returned promptly. Therefore, contract owners are urged to complete, sign, date and return the Voting Instruction Form in the enclosed envelope by November 6, 2012.

Appendix A

OUTSTANDING SHARES OF FUNDS AND SHARE OWNERSHIP1

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
500 Index Trust	NAV	48,797,788.43	31.65%	0.28%	68.07%
	Series I	99,258,074.80	94.47%	5.53%	0.00%
	Series II	4,165,402.00	79.80%	20.20%	0.00%

500 Index Trust B	NAV	51,112,101.42	98.95%	1.05%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Active Bond Trust	NAV*	89,175,906.46	65.75%	0.06%	0.00%
	Series I	6,087,639.55	94.33%	5.67%	0.00%
	Series II	27,559,137.55	86.30%	13.70%	0.00%
* 34.19% of the NAV shares are held by JHLH.
All Cap Core Trust	NAV	15,134,100.43	1.11%	0.02%	98.87%
	Series I	3,942,828.58	93.57%	6.43%	0.00%
	Series II	423,162.22	87.20%	12.80%	0.00%

All Cap Value Trust	NAV	56,549,510.71	4.00%	0.11%	95.89%
	Series I	3,442,823.10	95.10%	4.90%	0.00%
	Series II	3,182,431.27	85.73%	14.27%	0.00%

Alpha Opportunities Trust	NAV	71,926,449.29	0.28%	0.00%	99.71%
	Series I	47,672.42	100.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

[1]

The following Funds have no shares outstanding: Currency Strategies Trust, Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
American Asset Allocation Trust	Series I	15,718,693.74	95.81%	4.19%	0.00%
	Series II	106,844,199.61	92.43%	7.57%	0.00%
	Series III	12,581,052.83	100.00%	0.00%	0.00%

American Blue Chip Income and Growth Trust	Series I	1,636,014.29	96.39%	3.61%	0.00%
	Series II	5,668,925.87	88.80%	11.20%	0.00%
	Series III	14,264,445.31	99.64%	0.36%	0.00%

American Global Growth Trust	Series I	266,173.16	98.93%	1.07%	0.00%
	Series II	14,240,295.34	93.02%	6.98%	0.00%
	Series III	339,486.33	100.00%	0.00%	0.00%

American Global Small Capitalization Trust	Series I	67,466.25	96.96%	3.04%	0.00%
	Series II	6,111,156.29	92.60%	7.40%	0.00%
	Series III	3,802,790.18	99.96%	0.04%	0.00%

American Growth Trust	Series I	5,602,931.88	97.89%	2.11%	0.00%
	Series II	55,465,945.41	87.21%	12.79%	0.00%
	Series III	6,354,060.88	99.62%	0.38%	0.00%

American Growth-Income Trust	Series I	12,305,787.07	95.91%	4.09%	0.00%
	Series II	48,128,836.06	86.52%	13.48%	0.00%
	Series III	4,922,074.03	99.80%	0.20%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
American High-Income Bond Trust	Series I	228,601.35	94.45%	5.55%	0.00%
	Series II	5,053,364.27	89.94%	10.06%	0.00%
	Series III	3,861,525.96	99.36%	0.64%	0.00%

American International Trust	Series I	5,224,140.21	98.22%	1.78%	0.00%
	Series II	38,050,298.05	88.40%	11.60%	0.00%
	Series III	3,354,060.59	99.26%	0.74%	0.00%

American New World Trust	Series I	0.00	0.00%	0.00%	0.00%
	Series II	5,050,571.98	91.76%	8.24%	0.00%
	Series III	199,324.19	99.06%	0.94%	0.00%

Blue Chip Growth Trust	NAV	57,796,046.57	33.83%	0.21%	65.97%
	Series I	12,002,319.66	93.27%	6.73%	0.00%
	Series II	5,413,381.09	87.42%	12.58%	0.00%

Bond PS Series	NAV	15,799,530.67	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	52,629.51	92.00%	8.00%	0.00%

Bond Trust	NAV	479,148,187.46	0.10%	0.00%	99.90%
	Series I	17,093,984.55	99.60%	0.40%	0.00%
	Series II	44,735,957.13	87.19%	12.81%	0.00%

Capital Appreciation Trust	NAV	71,607,669.62	16.23%	0.43%	83.34%
	Series I	16,111,619.93	94.16%	5.84%	0.00%
	Series II	6,499,404.21	88.44%	11.56%	0.00%

Capital Appreciation Value Trust	NAV	1,845,371.28	61.33%	3.79%	34.87%
	Series I	60,747.85	100.00%	0.00%	0.00%
	Series II	26,807,024.80	93.13%	6.87%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Core Allocation Plus Trust	NAV	1,013,335.78	93.77%	6.23%	0.00%
	Series I	2,126,704.77	100.00%	0.00%	0.00%
	Series II	14,231,669.43	94.03%	5.97%	0.00%

Core Bond Trust	NAV	124,301,801.75	1.16%	0.02%	98.82%
	Series I	139,700.42	92.82%	7.18%	0.00%
	Series II	792,886.61	88.74%	11.26%	0.00%

Core Fundamental Holdings Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	1,725.31	100.00%	0.00%	0.00%
	Series II	18,378,401.36	92.27%	7.73%	0.00%
	Series III	1,498,079.25	99.76%	0.24%	0.00%

Core Global Diversification Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	9,388.92	100.00%	0.00%	0.00%
	Series II	18,661,543.91	93.45%	6.55%	0.00%
	Series III	1,126,925.64	99.05%	0.95%	0.00%

Core Strategy Trust	NAV	3,362,991.77	93.23%	6.77%	0.00%
	Series I	15,521.81	100.00%	0.00%	0.00%
	Series II	50,326,797.50	91.96%	8.04%	0.00%

Disciplined Diversification Trust	NAV	1,568,549.54	97.70%	2.30%	0.00%
	Series I	21,960.05	100.00%	0.00%	0.00%
	Series II	16,844,266.80	96.07%	3.93%	0.00%

Emerging Markets Value Trust	NAV	105,983,290.16	4.83%	0.25%	94.91%
	Series I	869,041.07	99.92%	0.08%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Equity-Income Trust	NAV	102,333,405.93	25.17%	0.37%	74.45%
	Series I	20,724,006.33	91.85%	8.15%	0.00%
	Series II	11,720,221.42	85.72%	14.28%	0.00%

Financial Services Trust	NAV	1,538,171.13	98.43%	1.57%	0.00%
	Series I	8,230,412.47	93.97%	6.03%	0.00%
	Series II	1,932,673.02	83.68%	16.32%	0.00%

Franklin Templeton Founding Allocation Trust	NAV	1,206,795.69	91.01%	8.99%	0.00%
	Series I	4,325,052.32	100.00%	0.00%	0.00%
	Series II	111,585,489.86	92.98%	7.02%	0.00%

Fundamental All Cap Core Trust	NAV	76,619,855.34	99.99%	0.01%	0.00%
	Series I	8,543,878.38	99.21%	0.79%	0.00%
	Series II	4,448,819.81	88.79%	11.21%	0.00%

Fundamental Holdings Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	368,065.97	96.23%	3.77%	0.00%
	Series II	91,436,381.16	92.71%	7.29%	0.00%
	Series III	5,605,728.32	100.00%	0.00%	0.00%

Fundamental Large Cap Value Trust	NAV	38,984,167.80	0.77%	0.00%	99.23%
	Series I	4,963,612.45	98.60%	1.40%	0.00%
	Series II	1,221,495.95	83.35%	16.65%	0.00%

Fundamental Value Trust	NAV	65,289,886.96	2.04%	0.03%	97.93%
	Series I	21,833,252.52	92.67%	7.33%	0.00%
	Series II	17,732,508.43	88.40%	11.60%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Global Bond Trust	NAV	56,326,752.50	17.53%	0.24%	82.23%
	Series I	5,996,265.54	96.22%	3.78%	0.00%
	Series II	12,946,938.25	90.38%	9.62%	0.00%

Global Diversification Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	1,065,032.98	97.61%	2.39%	0.00%
	Series II	71,165,924.47	93.63%	6.37%	0.00%
	Series III	0.00	0.00%	0.00%	0.00%

Global Trust	NAV	28,295,204.02	1.19%	0.01%	98.80%
	Series I	10,431,334.97	94.40%	5.60%	0.00%
	Series II	1,977,894.07	84.65%	15.35%	0.00%

Growth Equity Trust	NAV	36,201,188.77	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Health Science Trust	NAV	2,273,762.47	99.14%	0.86%	0.00%
	Series I	3,407,051.88	96.27%	3.73%	0.00%
	Series II	3,533,502.48	86.86%	13.14%	0.00%

Heritage Trust	NAV	11,951,941.17	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

High Yield Trust	NAV	16,968,157.56	94.66%	5.34%	0.00%
	Series I	12,793,527.11	96.81%	3.19%	0.00%
	Series II	13,398,167.52	91.52%	8.48%	0.00%

Income Trust	NAV	36,810,315.14	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

International Core Trust	NAV	68,544,013.13	3.13%	0.08%	96.78%
	Series I	4,894,118.53	96.40%	3.60%	0.00%
	Series II	2,206,347.29	92.99%	7.01%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
International Equity Index Trust A	NAV	1,620,911.04	97.37%	2.63%	0.00%
	Series I	25,602,729.91	93.68%	6.32%	0.00%
	Series II	3,044,242.69	85.11%	14.89%	0.00%

International Equity Index Trust B	NAV	20,746,122.32	98.08%	1.92%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

International Index Trust	NAV	14,217,939.44	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

International Growth Stock Trust	NAV	21,109,958.40	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

International Opportunities Trust	NAV	14,371,186.04	13.42%	0.32%	86.26%
	Series I	250,366.86	94.31%	5.69%	0.00%
	Series II	2,080,522.91	89.76%	10.24%	0.00%

International Small Company Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	4,227,831.81	95.32%	4.68%	0.00%
	Series II	2,672,760.82	83.19%	16.81%	0.00%

International Value Trust	NAV	72,278,495.38	17.37%	0.04%	82.59%
	Series I	10,004,049.52	94.31%	5.69%	0.00%
	Series II	8,887,313.76	87.96%	12.04%	0.00%

Investment Quality Bond Trust	NAV	2,616,002.92	92.49%	7.51%	0.00%
	Series I	18,144,513.47	97.47%	2.53%	0.00%
	Series II	11,222,656.20	83.45%	16.55%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Lifestyle Aggressive Trust	NAV	16,666,760.22	94.68%	5.32%	0.00%
	Series I	11,426,305.99	97.18%	2.82%	0.00%
	Series II	20,973,657.76	85.21%	14.79%	0.00%

Lifestyle Balanced PS Series	NAV	0.00	0.00%	0.00%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	11,993,624.72	96.82%	3.18%	0.00%

Lifestyle Balanced Trust	NAV	97,676,016.67	98.40%	1.60%	0.00%
	Series I	67,959,456.61	95.87%	4.13%	0.00%
	Series II	804,054,701.56	91.43%	8.57%	0.00%

Lifestyle Conservative PS Series	NAV	0.00	0.00%	0.00%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	3,952,774.09	93.07%	6.93%	0.00%

Lifestyle Conservative Trust	NAV	3,294,992.99	92.68%	7.32%	0.00%
	Series I	20,316,483.57	95.75%	4.25%	0.00%
	Series II	198,107,343.27	91.37%	8.63%	0.00%

Lifestyle Growth PS Series	NAV	0.00	0.00%	0.00%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	12,552,842.93	94.13%	5.87%	0.00%

Lifestyle Growth Trust	NAV	41,337,192.38	95.95%	4.05%	0.00%
	Series I	66,829,427.53	97.25%	2.75%	0.00%
	Series II	1,071,836,782.64	92.55%	7.45%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Lifestyle Moderate PS Series	NAV	0.00	0.00%	0.00%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	5,756,647.57	94.33%	5.67%	0.00%

Lifestyle Moderate Trust	NAV	6,052,860.84	95.67%	4.33%	0.00%
	Series I	24,317,329.52	95.51%	4.49%	0.00%
	Series II	251,807,304.45	90.08%	9.92%	0.00%

Mid Cap Index Trust	NAV	5,998,596.65	46.99%	2.37%	50.64%
	Series I	26,574,959.44	94.50%	5.50%	0.00%
	Series II	4,547,117.11	85.98%	14.02%	0.00%

Mid Cap Stock Trust	NAV	29,712,143.17	35.81%	0.17%	64.01%
	Series I	12,094,084.39	95.47%	4.53%	0.00%
	Series II	7,326,573.71	86.39%	13.61%	0.00%

Mid Cap Value Equity Trust	NAV	12,753,959.98	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Mid Value Trust	NAV	35,224,876.39	25.12%	0.30%	74.57%
	Series I	26,295,865.33	95.18%	4.82%	0.00%
	Series II	7,498,440.31	87.67%	12.33%	0.00%

Money Market Trust	NAV	0.00	0.00%	0.00%	0.00%
	Series I	2,540,490,090.47	94.43%	5.57%	0.00%
	Series II	713,692,774.22	92.74%	7.26%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Money Market Trust B	NAV	538,048,019.11	98.03%	1.97%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Mutual Shares Trust	NAV	39,974,678.36	0.00%	0.00%	100.00%
	Series I	19,364,555.78	99.65%	0.35%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Natural Resources Trust	NAV	6,776,733.746	76.15%	3.88%	19.97%
	Series I	1,259,164.72	98.74%	1.26%	0.00%
	Series II	10,943,073.62	90.39%	9.61%	0.00%

New Income Trust	NAV	204,065,439.10	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Real Estate Securities Trust	NAV	16,873,418.26	95.21%	1.31%	3.48%
	Series I	7,085,299.66	96.89%	3.11%	0.00%
	Series II	5,508,770.80	87.12%	12.88%	0.00%

Real Return Bond Trust	NAV	3,592,470.55	97.62%	2.38%	0.00%
	Series I	768,167.59	99.59%	0.41%	0.00%
	Series II	5,766,571.18	88.83%	11.17%	0.00%

Science & Technology Trust	NAV	678,066.61	96.15%	3.85%	0.00%
	Series I	17,642,932.69	94.32%	5.68%	0.00%
	Series II	2,590,742.20	88.43%	11.57%	0.00%

Short Term Government Income Trust	NAV	31,557,984.39	29.79%	0.12%	70.09%
	Series I	6,101,271.15	89.16%	10.84%	0.00%
	Series II	4,985,684.66	88.43%	11.57%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Small Cap Growth Trust	NAV	30,418,929.37	52.64%	0.08%	47.28%
	Series I	9,667,853.23	96.45%	3.55%	0.00%
	Series II	3,786,112.83	91.97%	8.03%	0.00%

Small Cap Index Trust	NAV	5,250,689.55	61.83%	3.57%	34.60%
	Series I	16,902,958.28	93.31%	6.69%	0.00%
	Series II	5,046,600.07	86.94%	13.06%	0.00%

Small Cap Opportunities Trust	NAV	4,275,673.88	12.93%	0.09%	86.98%
	Series I	1,500,031.80	95.96%	4.04%	0.00%
	Series II	1,546,544.77	81.31%	18.69%	0.00%

Small Cap Value Trust	NAV	15,891,116.40	49.50%	0.11%	50.39%
	Series I	13,280,140.14	95.54%	4.46%	0.00%
	Series II	2,215,929.85	92.60%	7.40%	0.00%

Small Company Growth Trust	NAV	5,992,908.02	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Small Company Value Trust	NAV	11,754,651.42	8.26%	0.30%	91.45%
	Series I	4,334,986.65	95.31%	4.69%	0.00%
	Series II	4,099,446.98	85.61%	14.39%	0.00%

Smaller Company Growth Trust	NAV	6,983,106.89	3.08%	0.53%	96.39%
	Series I	4,694,978.02	97.56%	2.44%	0.00%
	Series II	1,201,766.19	87.34%	12.66%	0.00%

Strategic Allocation Trust	NAV	7,305,921.08	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds
Strategic Equity Allocation Trust	NAV	563,693,458.48	0.00%	0.00%	100.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Strategic Income Opportunities Trust	NAV	2,267,015.50	87.46%	12.54%	0.00%
	Series I	25,738,308.77	93.84%	6.16%	0.00%
	Series II	5,475,983.80	86.95%	13.05%	0.00%

Total Bond Market Trust A	NAV	30,418,371.18	29.36%	0.25%	70.39%
	Series I	8,344,743.91	92.81%	7.19%	0.00%
	Series II	9,054,350.49	95.20%	4.80%	0.00%

Total Bond Market Trust B	NAV	15,228,024.19	99.87%	0.13%	0.00%
	Series I	0.00	0.00%	0.00%	0.00%
	Series II	0.00	0.00%	0.00%	0.00%

Total Return Trust	NAV	202,876,106.96	8.81%	0.07%	91.12%
	Series I	17,145,114.69	94.14%	5.86%	0.00%
	Series II	20,310,798.57	89.84%	10.16%	0.00%

Total Stock Market Index Trust	NAV	5,683,144.46	99.27%	0.73%	0.00%
	Series I	22,857,374.93	94.82%	5.18%	0.00%
	Series II	3,171,035.17	82.54%	17.46%	0.00%
Ultra Short Term Bond Trust	NAV	266,069.91	98.14%	1.86%	0.00%
	Series I	322,515.82	99.50%	0.50%	0.00%
	Series II	9,822,398.97	93.63%	6.37%	0.00%

Fund	Shares Class	Number of Eligible Votes	Percentage of Shares held by JHLICO U.S.A.	Percentage of Shares held by JHLICO New York	Percentage of Shares Held by Lifestyle Trusts and Other JHVIT Fund of Funds

U.S. Equity Trust	NAV	57,134,248.22	0.82%	0.07%	99.11%
	Series I	9,518,245.14	92.34%	7.66%	0.00%
	Series II	650,098.82	88.05%	11.95%	0.00%

Utilities Trust	NAV	2,080,073.34	97.81%	2.19%	0.00%
	Series I	11,083,084.98	92.79%	7.21%	0.00%
	Series II	2,116,808.09	82.39%	17.61%	0.00%

Value Trust	NAV	1,383,178.30	83.45%	1.25%	15.30%
	Series I	21,925,577.36	94.51%	5.49%	0.00%
	Series II	1,635,544.69	89.05%	10.95%	0.00%

Appendix B

Adopted March 23, 2007

JOHN HANCOCK TRUST (“JHT”)*

JOHN HANCOCK FUNDS II (“JHF II”)

(each a “Trust”)

NOMINATING COMMITTEE CHARTER

(a)	Composition. The Nominating Committee shall be composed of all the Trustees of the Trust who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 of the Trust, or of the Trust’s investment adviser (the “Adviser”) or principal underwriter (the “Independent Trustees”).

(b)	Overview. The Nominating Committee is responsible for recommending to the full Board of Trustees individuals for nomination to serve as Trustees of the Trust and fulfilling such additional duties, responsibilities and functions as are delegated to it by the full Board from time to time.

(c)	Specific Responsibilities. The Nominating Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Nominating Committee shall deem necessary or appropriate:

(i)	Except where the Trust is legally required to nominate individuals recommended by others, to recommend to the full Board individuals for nomination to serve as Trustees, as needed.

(ii)	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Nominating Committee shall use the criteria and principles set forth in Attachment A and the “Procedures for the Selection of New Independent Trustees” in Attachment B to guide its Trustee selection process.

(iii)	To report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Nominating Committee may deem necessary or appropriate.

(d)	Additional Responsibilities. The Nominating Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the full Board, and will report findings and recommendations to the full Board.

*	JHT changed its name to John Hancock Variable Insurance Trust on May 2, 2011.

(e)	Governance. The Nominating Committee shall elect one member of the Nominating Committee to serve as Chairman. The Chairman shall be responsible for leadership of the Nominating Committee, including scheduling meetings, preparing agendas before meetings, and making reports to the full Board.

(f)	Meetings. The Nominating Committee shall meet as often as it deems appropriate, with or without management present. Any member of the Nominating Committee, including the Chairman of the Committee may call a meeting of the Nominating Committee. The Chairman of the Board may also call a meeting of the Nominating Committee.

The affirmative vote of a majority of the members of the Nominating Committee participating in any meeting of the Nominating Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Nominating Committee members are present at the meeting.

(g)	Miscellaneous. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain professional search firms, special counsel and other advisers, experts or consultants, at the Trust’s expense, as the Nominating Committee determines necessary to carry out its duties. The Nominating Committee shall have direct access to such officers of, and service providers to, the Trust as it deems desirable.

(h)	Review. The Nominating Committee charter shall be approved by at least a majority of the Independent Trustees of the Trust. The Nominating Committee shall review the Nominating Committee Charter periodically and recommend such changes to the Independent Trustees of the Trust for their approval as it deems desirable.

Attachment A

Review of Shareholder Nominations

Shareholder nominations may be submitted to the Secretary of the Trust who will then forward the nominations to the Chairman of the Nominating Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Attachment B, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Attachment B. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Attachment B.

Attachment B

Procedures for the Selection of New Independent Trustees

(1) The Nominating Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating Committee may retain a professional search firm or a consultant to assist the Nominating Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating Committee. If the Nominating Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating Committee. After interviewing the Trustee candidate(s), the Nominating Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2. The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Adviser, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Adviser or affiliates.

3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the voting instruction card below.

3) Sign and date the voting instruction card.

4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M49330-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends you vote FOR the following:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of the following thirteen (13) nominees as Trustees of the Trust:			☐	☐	☐
Nominees:
	01)	Charles L. Bardelis	08) Deborah C. Jackson
	02)	James R. Boyle	09) Hassell H. McClellan
	03)	Craig Bromley	10) James M. Oates
	04)	Peter S. Burgess	11) Steven R. Pruchansky
	05)	William H. Cunningham	12) Gregory A. Russo
	06)	Grace K. Fey	13) Warren A. Thomson
	07)	Theron S. Hoffman

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” ALL NOMINEES. Please refer to the Proxy Statement/Prospectus for further information.

Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]			Date	Signature [Joint Owners]			Date

            — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

M49331-TBD

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK VOTING INSTRUCTIONS FORM JOHN HANCOCK VARIABLE INSURANCE TRUST

    The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 2 p.m., Eastern Time, November 7, 2012, and any adjournments thereof, as indicated on the reverse side and, in their discretion, upon such other matters as may properly come before the Meeting.

    Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above-referenced fund attributable to your contract values as of September 9, 2012.

    VOTING INSTRUCTIONS MUST BE RECEIVED BY NOVEMBER 6, 2012 TO BE VOTED AT THE MEETING TO BE HELD ON NOVEMBER 7, 2012.

    THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.